                              AMSOUTH MUTUAL FUNDS

                                  INCOME FUNDS

                       SUPPLEMENT DATED JUNE 30, 1997 TO
                       PROSPECTUS DATED NOVEMBER 30, 1996

     Capitalized terms used in this Supplement and not defined have the meaning assigned to them in the Prospectus.

     The Prospectus is hereby amended as follows:

     1. The FEE TABLES on pages 2 and 3 of the Prospectus are hereby restated to read as follows:

                                                   LIMITED      GOVERNMENT                   MUNICIPAL
                                        BOND      MATURITY        INCOME        FLORIDA         BOND
                                        FUND        FUND           FUND           FUND          FUND
                                        -----     ---------     -----------     --------     ----------
    SHAREHOLDER TRANSACTION
      EXPENSES(1)
    Maximum Sales Load Imposed on
      Purchases (as a percentage
      of offering price).............   4.00%        4.00%          4.00%         4.00%         4.00%
    Maximum Sales Load Imposed on
      Reinvested Dividends (as a
      percentage of offering
      price).........................      0 %          0%             0%            0%            0%
    Deferred Sales Load (as a
      percentage of original purchase
      price or redemption proceeds as
      applicable)....................      0 %          0%             0%            0%            0%
    Redemption Fees (as a percentage
      of amount redeemed, if
      applicable)(2).................      0 %          0%             0%            0%            0%
    Exchange Fee.....................   $  0        $   0          $   0          $  0          $  0
    ANNUAL FUND OPERATING EXPENSES
      (as a percentage of net assets)
      Management Fees (After
      Voluntary Fee Reduction)(3)....   0.50%        0.50%          0.30%         0.30%         0.40%
         12b-1 Fees..................   0.00%        0.00%          0.00%         0.00%         0.00%
         Other Expenses (After
           Voluntary Fee
           Reductions)(4)............   0.25%        0.26%          0.35%         0.29%         0.30%(5)
                                        -----     ---------        -----        --------       -----
         Total Fund Operating
           Expenses(6)...............   0.75%        0.76%          0.65%         0.59%         0.70%
                                        -----     ---------        -----        --------       -----

---------------

(1) Amsouth Bank of Alabama and its correspondent or affiliated banks may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")

(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be .65% for each of the Bond Fund, the Limited Maturity Fund, the Government Income

    Fund, the Florida Fund and the Municipal Bond Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- Investment Advisor")

(4) Absent the voluntary reduction of administration fees, Other Expenses as a percentage of average net assets would be 0.33% for the Bond Fund, 0.34% for the Limited Maturity Fund, 0.45% for the Government Income Fund, 0.39% for the Florida Fund and are estimated to be 0.38% for the Municipal Bond Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- Administrator and Distributor.")

(5) "Other Expenses" for the Municipal Bond Fund are based on estimated amounts for the current fiscal year.

(6) In the absence of any voluntary reduction in investment advisory fees and administration fees, Total Fund Operating Expenses would be 0.98% for the Bond Fund, 0.99% for the Limited Maturity Fund, 1.10% for the Government Income Fund, 1.04% for the Florida Fund and are estimated to be 1.03% for the Municipal Bond Fund.

     EXAMPLE

          You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each period:

                                                     1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                     -------     --------     --------     ---------
    Bond Fund.....................................     $47         $ 63         $ 80         $ 129
    Limited Maturity Fund.........................     $47         $ 63         $ 81         $ 130
    Government Income Fund........................     $46         $ 60         $ 75         $ 118
    Florida Fund..................................     $46         $ 58         $ 72         $ 111
    Municipal Bond Fund...........................     $47         $ 61          N/A           N/A

     The purpose of the table above is to assist an investor in the Income Funds in understanding the various costs and expenses that an investor in an Income Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Income Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     2. On p. 16 prior to THE FLORIDA FUND-DIVERSIFICATION AND CONCENTRATION, add the following section:

     THE MUNICIPAL BOND FUND -- CONCENTRATION

          The Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Alabama Municipal Securities"). Because of the relatively small number of issuers of Alabama Municipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Fund's Shares.

     ALABAMA TAXES

          Section 40-18-14(2)f of the Alabama Code specifies that interest on obligations of the State of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(2)d provides similar tax-exempt treatment for interest on obligations of the United States or its Possessions (including Puerto Rico, Guam and the Virgin Islands). In addition, Regulation Section 810-3-14-.02(4)(b)2 and an Administrative ruling of the Alabama Department of Revenue dated March 1, 1990 extend these exemptions for interest to distributions from a regulated investment company to the extent that they are paid out of interest earned on such exempt obligations. Tax-exempt treatment is not available on distributions from income earned on securities that are merely guaranteed by the federal government (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. Government obligations or for obligations of other states to the extent such investments are made by the Fund for temporary or defensive purposes. Such interest will be taxable on a pro rata basis.

          Any distributions of net short-term and net long-term capital gain earned by the Fund are fully includable in each shareholder's Alabama taxable income as dividend income and long-term capital gain, respectively. Both types of income are currently taxed at ordinary rates.

          The foregoing discussion is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important Alabama tax considerations generally affecting the Municipal Fund and its Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local (as well as federal) taxes.

     GENERAL ECONOMIC CHARACTERISTICS OF ALABAMA

          Alabama ranks twenty-second in the nation in total population, with over four million residents in 1995. Its economy has historically been based primarily on agriculture, textiles, mineral extraction and iron and steel production, although the state has diversified into healthcare related industries and other service-oriented sectors. Overall job growth rate was 4.0% for the period from 1992 to 1994. Alabama's per capita income in 1996 was ranked thirty-ninth in the nation. Currently Alabama's general obligations are rated Aa by Moody's and AA by Standard and Poor's.

     BALANCED BUDGET AND PRO-RATION PROCEDURES

          Section 213 of the Constitution of Alabama, as amended, requires that annual financial operations of Alabama must be on a balanced budget. The Constitution also prohibits the state from incurring general obligation debt unless authorized by an amendment to the Constitution. Amendments to the Constitution have generally been adopted through a procedure that requires each amendment to be proposed by a favorable vote of three-fifths of all the members of each house of the Legislature and thereafter approved by a majority of the voters of the state voting in a statewide election.

          Alabama has statutory budget provisions which create a proration procedure in the event that estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for such fiscal year. The Alabama state budget is composed of two funds -- the General Fund and the Education Fund. Proration of either Fund is possible in any fiscal year, and proration may have a material adverse effect on entities dependent on state funding, including certain issuers of Alabama Municipal Securities held in the Alabama Fund.

          Court decisions have indicated that certain state expenses necessary for essential functions of government are not subject to proration under applicable law. The Supreme Court of Alabama has held that the debt prohibition contained in the constitutional amendment does not apply to obligations incurred for current operating expenses payable during the current fiscal year, debts incurred by separate public corporations, or state debt incurred to repel invasion or suppress insurrection. The state may also make temporary loans not exceeding $300,000 to cover deficits in the state treasury. Limited obligation debt may be authorized by the legislature without amendment to the Constitution. The state has followed the practice of financing certain capital improvement programs -- principally for highways, education and improvements to the State Docks -- through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the state.

     GENERAL OBLIGATION WARRANTS

          Municipalities and counties in Alabama traditionally have issued general obligation warrants to finance various public improvements. Alabama statutes authorizing the issuance of such interest-bearing warrants do not require an election prior to issuance. On the other hand, the Constitution of Alabama (Section 222) provides that general obligation bonds may not be issued without an election.

          The Supreme Court of Alabama validated certain general obligation warrants issued by the City of Hoover, reaffirming that such obligations did not require an election under sec. 222 of the Constitution of Alabama. In so holding, the Court found that warrants are not "bonds" within the meaning of sec. 222. According to the Court, warrants are not negotiable instruments and transferees of warrants cannot be holders in due course. Therefore, a transferee of warrants is subject to all defenses that the issuer of such warrants may have against the transferor.

          County boards of education may borrow money by issuing interest-bearing warrants payable solely out of such board's allocated or apportioned share of specified tax. The county board's apportioned share of such tax may be diminished upon the establishment of a city school system, which could jeopardize the payment of the county board's warrants.

     LIMITED TAXING AUTHORITY

          Political subdivisions of the state have limited taxing authority. Ad valorem taxes may be levied only as authorized by the Alabama Constitution. In order to increase the rate at which any ad valorem tax is levied above the limit otherwise provided in the Constitution, the proposed increase must be proposed by the governing body of the taxing authority after a public hearing, approved by an act of the Alabama Legislature and approved at an election within the taxing authority's jurisdiction. In addition, the Alabama Constitution limits the total amount of state, county, municipal and other ad valorem taxes that may be imposed on any class of property in any one tax year. This limitation is expressed in terms of a specified percentage of the market value of such property.

          Specific authorizing legislation is required for the levy of taxes by local governments. In addition, the rate at which such taxes are levied may be limited to the authorizing legislation or judicial precedent. For example, the Alabama Supreme Court has held that sales and use taxes, which usually comprise a significant portion of the revenues for local governments, may not be levied at rates that are confiscatory or unreasonable. The total sales tax (state and local) in some jurisdictions is 9%. State and local governments in Alabama are more dependent on general and special sales taxes than are state and local governments in many states. Because sales taxes are less stable sources of revenue than are property taxes, state and local governments in Alabama may be subject to shortfalls in revenue due to economic cycles.

     PRIORITY FOR ESSENTIAL GOVERNMENTAL FUNCTIONS

          Numerous decisions of the Alabama Supreme Court hold that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.

     CHALLENGE TO EDUCATION FUNDING

          On April 1, 1993, Montgomery Circuit Court Judge Gene Reese ruled that an unconstitutional disparity exists among Alabama's school districts because of inequitable distribution of tax funds. Judge Reese issued an order calling for a new design for the distribution of funds for educational purposes as well as a new system for funding public education.

          On January 10, 1997, the Alabama Supreme Court affirmed Judge Reese's ruling. The court stated that the Alabama Legislature must develop a plan within one year to correct the unconstitutional disparity. Any allocation of funds away from school districts could impair the ability of such districts to service debt.

     3. The chart under SALES CHARGE on page 23 of the Prospectus is hereby amended to read as follows:

                                        SALES CHARGE AS        SALES CHARGE AS      DEALER ALLOWANCE AS
                                        A PERCENTAGE OF        A PERCENTAGE OF        A PERCENTAGE OF
          AMOUNT OF PURCHASE          NET AMOUNT INVESTED       OFFERING PRICE         OFFERING PRICE
    -------------------------------   --------------------     ----------------     --------------------
    Less than $100,000.............           4.17%                  4.00%                  3.60%
    $100,000 but less than
      $250,000.....................           3.09%                  3.00%                  2.70%
    $250,000 but less than
      $500,000.....................           2.04%                  2.00%                  1.80%
    $500,000 but less than
      $1,000,000...................           1.01%                  1.00%                   .90%
    $1,000,000 or more.............              0%                     0%                     0%

     4. Paragraphs 5 and 6 under Investment Advisor on page 32, are amended to read as follows: effective May 15, 1997, Dorothy E. Thomas is the portfolio manager for the Municipal Bond Fund and the Florida Tax-Free Fund, and as such, has primary responsibility for the day-to-day management of each Fund's portfolio. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over ten years and is currently Vice President and Trust Investment Officer.

     5. The new address for the TRANSFER AGENT is AMSOUTH MUTUAL FUNDS, PO BOX 182733, COLUMBUS, OH 43218-2733.

     6. The paragraph under CUSTODIAN on page 36 is hereby amended to read as follows:

        AmSouth Bank became Custodian for the Trust on April 17, 1997. Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE

AS2S063097